PROMISSORY NOTE

$1,696,886.47
THE "PRINCIPAL AMOUNT"

EFFECTIVE DATE: DECEMBER 30, 2004
PLACE OF EXECUTION: VALDOSTA, GA

FOR VALUE RECEIVED, **ALLIANCE TOWERS, INC.**, a Florida corporation, as undersigned (**"Borrower"**) hereby promises to pay to the order of **E.M. ENTERPRISES GENERAL CONTRACTORS, INC.**, a Florida corporation (**"Lender"**), with an address at 2515 E. Hanna Ave., Tampa, Florida 33610, the principal sum of **ONE MILLION SIXTY HUNDRED NINETY-SIX THOUSAND EIGHT HUNDRED EIGHTY-SIX AND 47/100 DOLLARS ($1,696,886.47)**, together with interest thereon from the Effective Date through the maturity of this obligation, whether by acceleration or otherwise, as hereinafter provided. Principal and interest hereunder shall be payable in lawful money of the United States of America at the address of Lender which is specified above, or at such other place as Lender may designate in writing, as follows:

1. **Interest Rate and Computation; Payments of Principal and Interest**. During the period commencing on the Effective Date and ending on the Maturity Date (as hereinafter defined):

(a) Interest on the outstanding principal balance of this Note shall accrue at a daily rate, the denominator of which is three hundred sixty (360), and the numerator of which is that figure which is the "Prime Rate" as published daily in the "Money Rates" section of "Wall Street Journal" (the "Index Rate"), plus three percent (3%) (the "Floating Rate"). The Floating Rate shall be subject to adjustments for changes in the Index Rate and such adjustments shall become effective on the day of change. If such rate is no longer available, Lender shall choose a new index rate based on comparable information.

(b) Accrued interest, calculated on the daily outstanding principal balance of this Note, shall be due and payable on the quarterly anniversary of the execution of this Agreement and each subsequent quarterly anniversary thereafter. Borrower may prepay interest at any time, without premium or penalty.

(c) The entire unpaid principal indebtedness evidenced by this Note, together with all accrued and unpaid interest, shall be due and payable immediately upon written demand from Lender to Borrower, but no sooner than April 1, 2005 (the "Maturity Date").

2. **Prepayment**. Borrower may prepay the principal indebtedness evidenced by this Note, in whole or in part, at any time without premium penalty upon the payment of all interest and other sums then due and payable pursuant to the provisions of this Note or the Security Agreement (as hereinafter defined).

3. **Late Payments**. If any payment is not received by Lender within ten (10) days from the date on which it is due, (i) Borrower shall pay a late charge equal to five percent (5%) of the amount of such payment, in order to compensate Lender for its loss of use of funds and for the expense of handling the delinquency, which late charge must be received by Lender with the payment then due and (ii) Lender will give Borrower written notice that Lender is exercising its remedies under the Security Agreement.

4. **Usury**. Each payment in respect of the indebtedness evidenced by this Note shall be applied first to charges owed by Borrower that are neither principal nor interest, and then to accrued interest and the balance, if any, on account of principal. Notwithstanding any provision of this Note or the Security Agreement to the contrary, the parties intend that no provision of this Note or the Security Agreement be interpreted, construed, applied or enforced so as to permit or require the payment or collection of interest in excess of the highest rate of interest permitted to be paid or collected by the laws of the State of Florida with respect to this transaction or by federal law in the event that federal law preempts Florida law (the "Maximum Permitted Rate"). If, however, any such provision is so interpreted, construed, applied or enforced, then the parties

intend: (i) that such provision automatically shall be deemed reformed nunc pro tunc so as to require payment only of interest at the Maximum Permitted Rate; and (ii) if interest payments in excess of such Maximum Permitted Rate have been received, that the amount of such excess shall be deemed credited nunc pro tunc in reduction of the then outstanding principal amount of this obligation, together with interest at such Maximum Permitted Rate. In connection with all calculations to determine the Maximum Permitted Rate, the parties intend: first, that all charges be excluded to the extent they are properly excludable under the usury laws of the State of Florida or the United States of America, as they from time to time are determined to apply to this obligation; and, second, that all charges that may be "spread" in the manner provided by Section 687.03(3), Florida Statutes, or any similar successor law, be spread in the manner provided by such statute.

5. **Security Agreement**. A Security Agreement from Borrower to Lender (the Security Agreement together with all other security agreements which secure this loan are collectively referred to as the "Security Agreement") secures the payment of this Note. The Security Agreement encumbers certain property owned by Borrower and more particularly described therein (the "Collateral").

6. **Default**. If any payment required under this Note is not received by Lender after the same is due, without notice or demand, or if any other default under this Note or the Security Agreement or any other loan document which evidences or secures or is related to this loan (and shall continue beyond any applicable cure period for which provision is expressly made therein), then, at the option of Lender, the entire principal sum and accrued interest shall become immediately due and payable without notice. Any failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Upon any such default, the outstanding principal balance of this Note, together with accrued and unpaid interest, if any, shall bear interest at the highest legal rate permissible under applicable law. All parties liable for the payment of this Note agree to pay Lender its reasonable attorneys' and legal assistants' fees for the services and expenses of counsel employed after maturity or default to collect this Note (including any appeals relating to such enforcement proceedings), or to protect or enforce the security hereof, whether or not suit be brought.

7. **Lender's Remedies**. The remedies of Lender as provided herein and in the Security Agreement, shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefore shall arise. Upon an uncured event of default, Lender may appropriate, set off and apply to the payment of any or all of the Secured Obligations (as defined in the Security Agreement), any and all balances, sums, property, claims, credits, deposits, accounts, reserves, collections, drafts, notes or other items or proceeds of the collateral in or coming into the possession of Lender or its agents and belonging or owing to Borrower, without notice to Borrower and in such manner as Lender may in its discretion so determine. No act of omission or commission of Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective as a waiver thereof unless it is set forth in a written document executed by Lender, and shall then be effective only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as a bar to, or as a waiver or release of, any right, remedy or recourse as to any other or subsequent event.

8. **Waiver of Rights by Borrower**. Borrower and all sureties, endorsers and guarantors of this Note hereby (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices, filing of suit and diligence in collecting this Note, in enforcing any security rights or in proceeding against the Collateral or Secured Obligations; (b) agree and consent to any substitution, exchange, addition or release of any of the Collateral or Secured Obligations, and to the addition or release of any party or person liable hereon, without notice, consent or consideration; (c) agree that Lender shall not be required first to institute any suit or to exhaust any other remedies against Borrower, against any other person or party which is or may become liable hereunder, or against the Collateral or Secured Obligations, in order to enforce payment of this Note; (d) agree and consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration; and (e) agree that, notwithstanding the occurrence of any of the foregoing (except the express written release by Lender of any such person or party), they shall be and remain jointly and severally, directly

and primarily, liable for all sums due under this Note and the Security Agreement. Documentary Stamp Taxes in the amount required by law have been paid, affixed and canceled.

9. **Miscellaneous**. This Note shall be construed and enforced in accordance with the laws of the State of Florida. As used herein, the words "Borrower" and "Lender" shall be deemed to include Borrower and Lender as defined herein and their respective heirs, personal representatives, successors and assigns.

12. **Jury Trial Waiver**. **BORROWER, BY ITS EXECUTION HEREOF, AND LENDER, BY ITS ACCEPTANCE HEREOF, AGREE THAT NONE OF BORROWER, LENDER, OR ANY GUARANTOR OF THE INDEBTEDNESS EVIDENCED HEREBY, NOR ANY PERSON OR ENTITY CLAIMING BY, THROUGH OR UNDER ANY OF THEM WILL SEEK A JURY TRIAL IN ANY LEGAL ACTION OR PROCEEDING, WHETHER IN LAW OR IN EQUITY, THAT IS BASED UPON OR RELATED TO OF (i) THIS NOTE, (ii) THE SECURITY AGREEMENT, (iii) ANY OTHER DOCUMENT EVIDENCING AND/OR SECURING THE INDEBTEDNESS EVIDENCED HEREBY, OR ANY RELATED INSTRUMENT OR AGREEMENT, (iv) ANY COLLATERAL FOR THE PAYMENT HEREOF, OR (v) ANY DEALINGS OR RELATIONSHIP BETWEEN LENDER AND BORROWER, OR BETWEEN LENDER AND ANY SUCH GUARANTOR, IF ANY, IN CONNECTION WITH ANY OF THE FOREGOING; OR WILL SEEK TO CONSOLIDATE ANY SUCH ACTION OR PROCEEDING IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION OR PROCEEDING IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED AND ARE UNDERSTOOD BY BORROWER, AND THAT BORROWER AND LENDER HAVE AGREED TO THESE PROVISIONS THROUGH BARGAINING AT ARM'SLENGTH AND IN GOOD FAITH, WITHOUT COERCION OR DURESS.**

Documentary Stamp Taxes in the amount required by law will be paid by Borrower simultaneous herewith and evidence of such payment will be affixed hereto.

BORROWER:

ALLIANCE TOWERS, INC., a Florida corporation

By: [signature]
Robert Sandburg, CEO

Notary Public, Lowndes County, Georgia
My Commission Expires April 29, 2006

STATE OF GA)
COUNTY OF Lowndes)

THE FOREGOING INSTRUMENT was acknowledged before me this 30 day of December 2004, by Robert Sandburg, CEO of **ALLIANCE TOWERS, INC.**, a Florida corporation, on behalf of the corporation. He is either *[please check as applicable]* ______ personally known to me, or ✓ presented a Florida driver's license as identification.

Connie C. Wells
NOTARY PUBLIC [Signature Above]
Print Name: Connie C. Wells
State of GA
My Commission Expires: April 29, 2006

(NOTARIAL SEAL)